Exhibit 10.2

[Loans 1414700 & 1292900]

SECOND LOAN MODIFICATION AGREEMENT

THIS SECOND LOAN MODIFICATION AGREEMENT (“Agreement”) is made and entered into effective as of June 17, 2014 (the “Effective Date”), by and between KIRKPATRICK BANK, an Oklahoma banking (“Lender), and PAYCOM PAYROLL, LLC, a Delaware limited liability company (“Borrower”), with reference to the following:

RECITALS:

A. Certain defined terms used in this Agreement are set forth below:

Borrower:	Paycom Payroll, LLC, a Delaware limited liability company

Lender:	Kirkpatrick Bank, an Oklahoma banking association

Loan Agreement:	Loan Agreement, dated March 28, 2013, as amended by the First Loan Modification Agreement, dated December 31, 2013, each by and between Borrower and Lender

Existing Notes:	2013 Consolidated Note and 2011 Consolidated Note

2013 Consolidated Note:	Consolidated, Amended and Restated Promissory Note, dated December 31, 2013, executed by Borrower, as maker, and payable to the order of Lender, as holder, in the maximum principal amount of $14,631,096.00 [Loan 1414700] (currently referred to in the Loan Agreement as the Consolidated Note)

2011 Consolidated Note:	Consolidated, Amended and Restated Promissory Note, dated December 15, 2011, executed by Borrower, as maker, and payable to the order of Lender, as holder, in the maximum principal amount of $12,761,000.00 [Loan 1292900]

Mortgage 1:	Consolidated, Amended and Restated Mortgage (With Power of Sale), Security Agreement and Financing Statement, dated December 15, 2011, signed by Borrower for the benefit of Lender and recorded in Book RE11805, Page 1581 in the real estate records of the County Clerk for Oklahoma County, Oklahoma, securing the 2011 Consolidated Note and encumbering Tract 1 of the Mortgaged Property

Mortgage 2:	Construction Mortgage (With Power of Sale), Security Agreement and Financing Statement, dated March 28, 2013, and recorded in Book RE12202, Page 1089 in the real estate records of the County Clerk for Oklahoma County, Oklahoma, as amended by the First Amendment to Mortgage (With Power of Sale), Security Agreement and Financing Statement and Assignment of Leases, Rents and Profits, dated December 31, 2013, and recorded in Book RE12449, Page 230 in the real estate records of the County Clerk for Oklahoma County, Oklahoma, each signed by Borrower for the benefit of Lender and currently securing the 2013 Consolidated Note and encumbering Tract 1 and Tract 2 of the Mortgaged Property (currently referred to in the Loan Agreement as the Mortgage)

Mortgage 3:	Second Mortgage (With Power of Sale), Security Agreement and Financing Statement, dated March 28, 2013, signed by Borrower for the benefit of Lender and recorded in Book RE12202, Page 1135 in the real estate records of the County Clerk for Oklahoma County, Oklahoma, securing the 2011 Consolidated Note and encumbering Tract 2 of the Mortgaged Property (currently referred to in the Loan Agreement as the Second Mortgage)

Mortgage 4:	Mortgage, dated November 1, 2013, and recorded in Book RE12399, Page 295 in the real estate records of the County Clerk for Oklahoma County, Oklahoma, as amended by the First Amendment to Mortgage, dated December 31, 2013, and recorded in Book RE12449, Page 235 in the real estate records of the County Clerk for Oklahoma County, Oklahoma, each signed by Borrower for the benefit of Lender and currently securing the 2013 Consolidated Note and encumbering Tract 1, Tract 2, and Tract 3 of the Mortgaged Property (currently referred to in the Loan Agreement as the Land Mortgage)

2013 Assignment of Leases:	Assignment of Leases, Rents and Profits, dated March 28, 2013, signed by Borrower for the benefit of Lender and recorded in Book RE12202, Page 1120 in the real estate records of the County Clerk of Oklahoma

County, Oklahoma, as amended by the First Amendment to Mortgage (With Power of Sale), Security Agreement and Financing Statement and Assignment of Leases, Rents an Profits, dated December 31, 2013, and recorded in Book RE12449, Page 230 in the real estate records of the County Clerk for Oklahoma County, Oklahoma each signed by Borrower for the benefit of Lender, and currently securing the 2013 Consolidated Note and encumbering Tract 1 and Tract 2 of the Mortgaged Property

2011 Assignment of Leases:	Assignment of Leases, Rents and Profits, dated December 15, 2011, signed by Borrower for the benefit of Lender and recorded in Book RE11805, Page 1615 in the real estate records of the County Clerk of Oklahoma County, Oklahoma to secure the 2011 Consolidated Note and encumbering Tract 1 of the Mortgaged Property

Security Instruments:	Mortgage 1, Mortgage 2, Mortgage 3, Mortgage 4, the 2013 Assignment of Leases, the 2011 Assignment of Leases, and the other documents listed in Exhibit “B” attached hereto

Existing Loan Documents:	The Loan Agreement, the Existing Notes, the Security Instruments and any and all other instruments and agreements evidencing or securing the Loan or executed in connection with the Existing Notes

Loan Documents:	This Agreement and the Existing Loan Documents, as amended by or pursuant to this Agreement

Loan:	The indebtedness from Lender to Borrower evidenced by the Existing Notes, as amended by or pursuant to this Agreement

Mortgaged Property:	The real and personal property described in and subject to the liens and security interests granted in the Security Instruments, such real property being more particularly described as “Tract 1”, “Tract 2” and “Tract 3” in Exhibit “A” attached hereto and incorporated herein

All capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to those terms in the Loan Agreement, as amended hereby.

B. Borrower and Lender hereby stipulate that the Term Loan Commencement Date shall be the date of the Consolidated Note (defined below).

C. At Borrower’s request, Lender and Borrower mutually desire to amend the Existing Loan Documents in order to, among other things, (i) consolidate the 2013 Consolidated Note and the 2011 Consolidated Note, (ii) increase the aggregate commitment by $1,000,000.00, and (iii) cause the Mortgaged Property to secure the Consolidated Note (defined below).

AGREEMENT:

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1. Recital Paragraphs. The recital paragraphs set forth above are hereby incorporated as a part of this Agreement.

2. Conditions Precedent to Lender’s Agreements. The following are conditions precedent to Lender’s agreements under this Agreement. Borrower shall cause such conditions precedent to be satisfied, on or before the date of this Agreement:

(a) Receipt by Lender of fully executed originals of this Agreement, the Consolidated Note, the First Amendment to Mortgage 1 and the 2011 Assignment of Leases, the Second Amendment to Mortgage 2 and the 2013 Assignment of Leases, the First Amendment to Mortgage 3, and the First Amendment to Mortgage 4, as described in Sections 3(a)-(e), which each shall serve to reference the Consolidated Note as the indebtedness secured thereby, and any and all other documents and agreements that are required by this Agreement, each in form and content acceptable to Lender.

(b) Borrowers’ delivery to Lender of the following documents, all in form and substance satisfactory to Lender and its counsel:

(i)	a copy of the Articles of Organization for Borrower, together with all amendments thereto, certified as true and complete by Borrower;

(ii)	a current Certificate of Good Standing for Borrower, issued by the Oklahoma Secretary of State;

(iii)	a copy of the Operating Agreement for Borrower, together with all amendments thereto, certified as true and complete by the Manager(s) of Borrower; and

(iv)	Copy of Manager’s Certificate which authorizes Chad Richinson, as President of the Borrower, to execute this Agreement together with all of the documents required to be signed pursuant to this Agreement.

(c) Payment by Borrower of all fees, costs and expenses relating to this modification of the Loan, including, but limited to, the fees, costs and expenses referenced in paragraph 6 of this Agreement.

(d) No Event of Default shall exist under the Loan Documents.

(e) Endorsements to the existing Loan Policy of Title Insurance, in the form required by Lender, insuring the lien evidenced by the Mortgage 2 against Tract 1 and Tract 2 of the Mortgaged Property.

3. Modification of Existing Loan Documents.

(a) Consolidation, Amendment and Restatement of 2013 Consolidated Note and 2011 Consolidated Note. In connection with this Agreement, Borrower shall execute and deliver to Lender a Consolidated, Amended, Restated and Increased Promissory Note in the maximum principal amount of $27,420,538.01 (the “Consolidated Note”), which will serve to (i) consolidate the 2013 Consolidated Note, which has an outstanding principal balance of $14,631,096.00 as of the Effective Date, and the 2011 Consolidated Note, which has an outstanding principal balance of $11,789,442.01 as of the Effective Date, and (ii) increase the principal amount of the Loan by $1,000,000.00. Upon satisfaction of the conditions set forth in paragraph 2, Lender will advance the $1,000,000.00 increased Loan amount into the Construction Account for the account of Borrower. The use of such proceeds shall be at Borrower’s discretion. Borrower shall pay monthly installments of principal and interest under the Loan in accordance with the Consolidated Note. The Consolidated Note will be signed, delivered and accepted for the purpose of consolidating, amending, restating and increasing the aggregate indebtedness as collectively evidenced by the 2013 Consolidated Note and the 2011 Consolidated Note, but not in payment, settlement, satisfaction or discharge of the 2013 Consolidated Note or the 2011 Consolidated Note or the indebtedness evidenced by said notes, all of which indebtedness continues in full force and effect and will be evidenced by the Consolidated Note as soon as it is signed and delivered to Lender.

(b) Amendment to Mortgage 1. In connection with this Agreement, Borrower shall execute a First Amendment to Consolidated, Amended and Restated Mortgage (With Power of Sale), Security Agreement and Financing Statement and Assignment of Leases, Rents and Profits which shall serve to identify the indebtedness evidenced by the Consolidated Note as the indebtedness encumbering Tract 1 of the Mortgaged Property.

(c) Amendment to Mortgage 2. In connection with this Agreement, Borrower shall execute a Second Amendment to Construction Mortgage (With Power of Sale), Security Agreement and Financing Statement and Assignment of Leases, Rents and Profits which shall serve to identify the indebtedness evidenced by the Consolidated Note as the indebtedness encumbering Tract 1 and Tract 2 of the Mortgaged Property.

(d) Amendment to Mortgage 3. In connection with this Agreement, Borrower shall execute a First Amendment to Second Mortgage (With Power of Sale), Security Agreement and Financing Statement which shall serve to identify the indebtedness evidenced by the Consolidated Note as the indebtedness encumbering Tract 2 of the Mortgaged Property.

(e) Amendment to Mortgage 4. In connection with this Agreement, Borrower shall execute a Second Amendment to Mortgage which shall serve to identify the indebtedness evidenced by the Consolidated Note as the indebtedness encumbering Tract 1, Tract 2 and Tract 3 of the Mortgaged Property.

(f) Amendment of Security Instruments to Secure Consolidated Note and Amend Mortgaged Property Description. All Security Instruments other than Mortgage 1, Mortgage 2, Mortgage 3, and Mortgage 4 are hereby amended to (i) identify the Consolidated Note as the current evidence of the indebtedness thereby secured, and (ii) substitute the description of the Mortgaged Property attached to this Agreement as Exhibit “A” in place of the description of the Mortgaged Property originally set forth therein. In other words, each of such documents is hereby amended to (i) secure the Consolidated Note and the principal, interest, after default interest, late charges, prepayment premiums, collection costs and other amounts which may now or hereafter become due and payable under the terms and provisions thereof, together with all amendments, renewals, modifications, restatements, consolidations and replacements of the Consolidated Note, and (ii) encumber, affect and/or relate to the Mortgaged Property as described in Exhibit “A” to this Agreement.

(g) Modification of Loan Agreement. Effective as of the Effective Date, the Loan Agreement is hereby amended as follows:

(i) The definitions of the terms “Loan” in Section 1.27 and “Note” in Section 1.31 shall be revised as set forth in the amended Sections 2 and 3 below.

(ii) The definition of the term “Loan Documents” in Section 1.28 shall be revised to additionally include this Agreement and each of the Security Instruments identified on Exhibit “B” of this Agreement as ‘2011 Security Instruments’ as Loan Documents.

(iii) Section 1.37 of the Loan Agreement is hereby amended to reflect the Mortgaged Property described in Exhibit “A” of this Agreement as the Real Property.

(iv) Section 1.41 shall be modified to identify the Term Loan Commencement Date as the date of the Consolidated Note, and all requirements to be completed prior to the Term Loan Commencement Date shall be completed and/or delivered to Lender no later than June 30, 2014.

(v) The following Sections 1.45 shall be added to the Loan Agreement.

1.45 Mortgage 1. “Mortgage 1” shall have the meaning set forth in Section 4.7.

(vi) Section 2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

2. LENDING AGREEMENT. Subject to the terms, provisions, covenants and agreements hereinafter set forth, Lender agrees to lend to Borrower, and the borrower agrees to borrow from the Lender, up to the principal sum of Twenty-Seven Million Four Hundred Twenty Thousand Five Hundred Thirty-Eight and 01/100 Dollars ($27,420,538.01) (the “Loan” ), which Loan shall be made to Borrower for the purpose of (i) consolidating the indebtedness evidenced by that certain Consolidated, Amended and Restated Promissory Note, dated December 31, 2013, executed by Borrower in favor or Lender in the maximum principal amount of $14,631,096.00 (the “2013 Consolidated Note”), and the outstanding indebtedness evidenced by that certain Consolidated, Amended and Restated Promissory Note, dated December 15, 2011, executed by Borrower in favor of Lender in the maximum principal amount of $12,761,000.00 (the “2011 Consolidated Note”), and (ii) increase the maximum principal amount of the Loan by the amount of $1,000,000.00, the proceeds of which may be used at Borrower’s discretion.

(vii) Section 3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

3. BORROWER’S NOTE. The Loan shall be evidenced by a Consolidated, Amended, Restated and Increased Promissory Note (the “Note”) in the maximum principal amount of $27,420,538.01, which Note shall be signed by Borrower and delivered to Lender concurrently with execution of this Agreement. The Loan shall be paid by Borrower to Lender in accordance with the terms of the Note.

(viii) The following Section 4.7 shall be added to the Loan Agreement:

4.7 Mortgage 1. The Loan shall additionally be secured by that certain that certain Consolidated, Amended and Restated Mortgage (With Power of Sale), Security Agreement and Financing Statement, dated December 15, 2011, signed by Borrower for the benefit of Lender and recorded in Book RE11805, Page 1581 in the official records of the Recorder for Oklahoma County, Oklahoma, securing the 2011 Consolidated Note and encumbering Tract “1” of the Mortgaged Property, as the same may be amended from time to time.

(h) General Amendment of Existing Loan Documents. All of the terms and provisions of the Existing Loan Documents are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in or made pursuant to this Agreement. Borrower shall also sign and deliver to Lender such amendments to one or more of the Existing Loan Documents that Lender may now or hereafter require to (i) further identify the Consolidated Note as the current evidencing of the Loan, and (ii) modify, ratify and confirm other Loan Documents pursuant to this Agreement.

4. Borrower’s Representations and Warranties. Without limitation of any obligations, representations, warranties or liabilities of Borrower pursuant to the Loan Documents, Borrower represents and warrants to Lender that:

(a) No Secondary Financing. No lien or other charge upon the Mortgaged Property, other than the mortgages referenced in Exhibit “B”, has been given or executed by Borrower, or has been contracted or agreed to be so given or executed.

(b) Title to Properties, Etc. Borrower has good and indefeasible fee title to the Mortgaged Property, including the Building.

(c) Litigation. Except as disclosed to Lender on Schedule 4(c) attached hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of Borrower) pending or, to the best knowledge of Borrower, threatened against of affecting Borrower, at law or in equity or by or before any federal, state, municipal or other governmental department, commission, board, bureau, agency of instrumentality, domestic or foreign, which involve any of the transactions contemplated in this Agreement or the possibility of any judgment or liability that may result in any material adverse change in the business, operations, properties or assets, or in the condition, financial or otherwise, of Borrower; Borrower is not, to the best knowledge of Borrower, in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

(d) Agreements. Borrower is not a party to any agreement or instrument, materially and aversely affecting the operations or condition, financial or otherwise, of Borrower, and Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, which default would have a material adverse effect upon the business, properties or assets, operations or condition, financial or otherwise of Borrower.

(e) Governmental Consents. Borrower is not required to obtain any order, consent, approval or authorization of, or to make any declaration or filing with, any governmental authority in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the issuance and delivery of this Agreement.

(f) No Offsets. There are no defenses, offsets or counterclaims against the Loan, and no Event of Default exists under the Loan.

(g) Building. All improvements encompassing the Building are being constructed on Tract 1 and Tract 2 the Mortgaged Property and therefore encumbered by Mortgage 1, Mortgage 2, Mortgage 3 and Mortgage 4, and all rents and revenues resulting from the Building are encumbered by the 2011 Assignment of Leases and the 2013 Assignment of Leases.

5. Ratification. Except as expressly modified herein or by documents signed pursuant to this Agreement, all of the terms and conditions of the Existing Loan Documents (i) remain unmodified and in full force and effect and (ii) are hereby ratified and confirmed by Borrower and Lender. Borrower covenants and agrees that the indebtedness originally evidenced by the 2013 Consolidated Note and the 2011 Consolidated Note shall be evidenced by the Consolidated Note, that said indebtedness continues to be secured by the Loan Documents and that by acceptance of the Consolidated Note pursuant to this Agreement, (i) Lender has not and does not release or relinquish any rights, remedies and/or lien priorities evidenced by or granted to Lender in any of the Existing Loan Documents, (ii) the unpaid balance of the 2013 Consolidated Note and the 2011 Consolidated Note, as the two are consolidated, amended, restated and increased pursuant to the Consolidated Note, remain outstanding and have not been satisfied, and (iii) the first and prior liens of Mortgage 1, Mortgage 2, Mortgage 3 and Mortgage 4 each remain in full force and effect and is unaltered and unimpaired. Borrower waives all defenses, rights of offset, counterclaims and the like, if any, whether legal or equitable in nature, which any of them may have with respect to their respective responsibilities, obligations and liabilities under the Loan Documents. In the event of any inconsistency between the provisions of this Agreement and those of the Existing Loan Documents, the provisions of this Agreement shall control.

6. Payment of Costs. Borrower shall pay or cause to be paid, at the time of execution of this Agreement, any and all fees and expenses incurred by Lender and/or its counsel in connection with the preparation and execution of this Agreement, including without limitation, all legal fees and expenses, title insurance and endorsement fees, title search expenses, UCC search expenses, costs of filing and/or recording documents, and any unpaid sums due to Lender.

7. Additional Documentation. In addition to the instruments and agreements specified herein, Borrower shall execute and deliver to Lender such additional instruments or agreements as Lender may reasonably require for purposes of consummating or evidencing the transactions contemplated in this Agreement.

8. Default Under this Agreement. The failure of Borrower to comply with any provisions of this Agreement shall constitute a default under the Loan Documents, entitling Lender to exercise any and all remedies to which it may be entitled thereunder and hereunder, at law and/or in equity (after such notice and such opportunity to cure such default as may be required by the Loan Agreement).

9. Headings; Time of Essence. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. Time is of the essence of each term of this Agreement.

10. Severability. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

11. Descriptive Headings. The descriptive headings of the paragraphs of this Agreement are for convenience only and shall not be used in the construction of the terms hereof.

12. No Oral Agreements. THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURE PAGE FOLLOWS]

Exhibits & Schedules

Exhibit “A” - Mortgaged Property description

Exhibit “B” - Security Instruments

Exhibit “C” - Approved uses of additional loan proceeds

Schedule 4(c) - Pending Litigation

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement effective as of the date set forth above.

“Borrower”:		PAYCOM PAYROLL, LLC, a Delaware limited liability company

	By	/s/ Chad Richinson
Chad Richinson, President

“Lender”:		KIRKPATRICK BANK, an Oklahoma state banking association

	By:	/s/ David Sutter
David Sutter, Executive Vice President

STATE OF OKLAHOMA	)
	)	ss.
COUNTY OF OKLAHOMA	)

This instrument was acknowledged before me on June 17, 2014, by Chad Richinson, as President of Paycom Payroll, LLC, a Delaware limited liability company.

/s/ Grace M. Meyer
Notary Public

My Commission Expires:

3-6-18
(SEAL)

STATE OF OKLAHOMA	)
	)	ss.
COUNTY OF OKLAHOMA	)

This instrument was acknowledged before me on June 17, 2014, by David Sutter, as Executive Vice President of Kirkpatrick Bank, an Oklahoma state banking association.

/s/ Grace M. Meyer
Notary Public

My Commission Expires:

3-9-18
(SEAL)

EXHIBIT “A”

MORTGAGED PROPERTY

Tract 1:

All of Lot One (1), Block One (1) and Common Area A, of Paycom, an Addition to the City of Oklahoma City, Oklahoma County, Oklahoma, according to the recorded plat thereof.

Tract 2:

A tract of land being a part of the Southwest Quarter (SW/4) of Section Eight (8), Township Thirteen (13) North, Range Four (4) West of the Indian Meridian, Oklahoma City, Oklahoma County, Oklahoma, being more particularly described as follows:

Commencing at the Southeast (SE) Corner of said Southwest Quarter (SW/4); THENCE North 00°15’38” West, along and with the East line of said Southwest Quarter (SW/4), a distance of 1,496.10 feet to the Northeast (NE) Corner of Paycom recorded in Book PL68, Page 95, said point being the POINT OF BEGINNING; THENCE South 89°35’06” West along and with the North line of Paycom, a distance of 667.91 feet to the Northwest (NW) Corner of Paycom; THENCE North 00°01’27” West, along and with the extended West line of Paycom, a distance of 1,155.56 feet to the North line of Southwest Quarter (SW/4); THENCE South 89°52’18” East, along and with the North line of said Southwest Quarter (SW/4), a distance of 663.15 feet to the Northeast (NE) Corner of said Southwest Quarter (SW/4); THENCE South 00°15’38” East, along and with the East line of said Southwest Quarter (SW/4), a distance of 1,149.24 feet to the POINT OF BEGINNING.

Tract 3:

A tract of land being a part of the Southwest Quarter (SW/4) of Section Eight (8), Township Thirteen (13) North, Range Four (4) West of the Indian Meridian, Oklahoma City, Oklahoma County, Oklahoma, being more particularly described as follows:

Commencing at the Southeast (SE) Corner of said Southwest Quarter (SW/4);

THENCE North 00°15’38” West (North 00°15’26” West record), along and with the East line of said Southwest Quarter (SW/4), a distance of 575.51 feet (575.66 feet record) to the Southeast (SE) Corner of Paycom recorded in Book PL68, Page 95;

THENCE North 88°41’40” West (North 88°42’11” West record), along and with the South line of said Paycom and the North line of a tract of land owned by the Oklahoma Turnpike Authority recorded in Book 7536, Page 339, a distance of 671.88 feet to the Southwest (SW) Corner of said Paycom, said point being the POINT OF BEGINNING;

THENCE continuing North 88°41’40” West (North 88°42’11” West record) along and with the North line of a tract of land owned by the Oklahoma Turnpike Authority recorded in Book 7536, Page 339, a distance of 29.87 feet;

THENCE North 86°46’27” West (North 86°48’46” West record), continuing along and with the North line of a tract of land owned by the Oklahoma Turnpike Authority recorded in Book 7536, Page 339, a distance of 360.72 feet;

THENCE North 00°01’27” West, departing said North line, a distance of 2,035.89 feet to a point on the North line of said Southwest Quarter (SW/4);

THENCE South 89°52’18” East, along and with the North line of said Southwest Quarter (SW/4), a distance of 390.00 feet to an extended West line of Paycom;

THENCE South 00°01’27” East, along and with the extended West line of Paycom, a distance of 2,055.99 feet to the POINT OF BEGINNING.

EXHIBIT “B”

SECURITY INSTRUMENTS

2013 Security Instruments

1.	Construction Mortgage (With Power of Sale), Security Agreement and Financing Statement, dated March 28, 2013, and recorded in Book RE12202, Page 1089 in the real estate records of the County Clerk for Oklahoma County, Oklahoma, as amended by the First Amendment to Mortgage (With Power of Sale), Security Agreement and Financing Statement and Assignment of Leases, Rents an Profits, dated December 31, 2013, and recorded in Book RE12449, Page 230 in the real estate records of the County Clerk for Oklahoma County, Oklahoma.

2.	Second Mortgage (With Power of Sale), Security Agreement and Financing Statement, dated March 28, 2013, signed by Borrower for the benefit of Lender and recorded in Book RE12202, Page 1135 in the real estate records of the County Clerk of Oklahoma County, Oklahoma.

3.	Mortgage, dated November 1, 2013, and recorded in Book RE12399, Page 295 in the real estate records of the County Clerk for Oklahoma County, Oklahoma, as amended by the First Amendment to Mortgage, dated December 31, 2013, and recorded in Book RE12449, Page 235 in the real estate records of the County Clerk for Oklahoma County, Oklahoma.

4.	Assignment of Leases, Rents and Profits, dated March 28, 2013, signed by Borrower for the benefit of Lender and recorded in Book RE12202, Page 1120 in the real estate records of the County Clerk of Oklahoma County, Oklahoma, as amended by the First Amendment to Mortgage (With Power of Sale), Security Agreement and Financing Statement and Assignment of Leases, Rents an Profits, dated December 31, 2013, and recorded in Book RE12449, Page 230 in the real estate records of the County Clerk for Oklahoma County, Oklahoma.

5.	Security Agreement, dated March 28, 2013, signed by Borrower for the benefit of Lender.

6.	Assignment of Permits, Licenses and Approvals, dated March 28, 2013, signed by Borrower for the benefit of Lender.

7.	Assignment of Service Agreements and Maintenance Contracts, dated March 28, 2013, signed by Borrower for the benefit of Lender.

8.	Financing Statement filed with respect to Borrower, as debtor, and Lender, as secured party, and filed on as Instrument No. 20111222021236930 in the UCC records of the Oklahoma Secretary of State.

9.	Financing Statement filed with respect to Borrower, as debtor, and Lender, as secured party, and filed on as Instrument No. 20111222011617140 in Book 11805, Page 1649 in the real estate records of the County Clerk of Oklahoma County, Oklahoma.

10.	Financing Statement filed with respect to Borrower, as debtor, and Lender, as secured party, and filed on as Instrument No. 20130329020305770 in the UCC records of the Oklahoma Secretary of State (deposit account).

11.	Building Laws Indemnification Agreement, dated December 9, 2011, signed by Borrower for the benefit of Lender

12.	Collateral Assignment of Architectural Agreement, dated March 28, 2013, by and between Borrower, Lender and HSE Architects PLLC.

13.	Collateral Assignment of Construction Contract, dated March 28, 2013, by and between Borrower, Lender and Clyde Riggs Construction, L.L.C.

14.	Subordination Agreement, dated March 28, 2013, signed by HSE Architects PLLC for the benefit of Lender.

15.	Subordination Agreement, dated March 28, 2013, signed by Clyde Riggs Construction, L.L.C. for the benefit of Lender.

2011 Security Instruments

16.	Consolidated, Amended and Restated Mortgage (With Power of Sale), Security Agreement and Financing Statement, dated December 15, 2011, signed by Borrower for the benefit of Lender and recorded in Book RE11805, Page 1581 in the real estate records of the County Clerk of Oklahoma County, Oklahoma.

17.	Assignment of Leases, Rents and Profits, dated December 15, 2011, signed by Borrower for the benefit of Lender and recorded in Book RE11805, Page 1615 in the real estate records of the County Clerk of Oklahoma County, Oklahoma.

18.	Security Agreement, dated December 15, 2011, signed by Borrower for the benefit of Lender (deposit account 10234799).

19.	Security Agreement, dated December 15, 2011, signed by Borrower for the benefit of Lender (deposit account 10234777).

20.	Assignment of Permits, Licenses and Approvals, dated December 15, 2011, signed by Borrower for the benefit of Lender.

21.	Assignment of Service Agreements and Maintenance Contracts, dated December 15, 2011, signed by Borrower for the benefit of Lender.

22.	Hazardous Substances Indemnity Agreement, dated December 15, 2011, signed by Borrower for the benefit of Lender.

23.	Financing Statement filed with respect to Borrower, as debtor, and Lender, as secured party, and filed on as Instrument No. 20111222021236930 in the UCC records of the Oklahoma Secretary of State.

24.	Financing Statement filed with respect to Borrower, as debtor, and Lender, as secured party, and filed on as Instrument No. 20111222011617140 in Book 11805, Page 1649 in the real estate records of the County Clerk of Oklahoma County, Oklahoma.

SCHEDULE 4(C)

PENDING LITIGATION

Pi-Net International Inc. v. Paycom Payroll, LLC, Case No. 14-0492-RGA, U.S. District Ct., District of Delaware (formerly Arunachalam v. Paycom Payroll, LLC, Case No. 13-1350-RGA, U.S. District Ct., District of Delaware.) A Complaint was filed against Paycom alleging patent infringement. Paycom answered the Complaint and denied all allegations and filed counterclaims seeking declaratory relief and seeking to invalidate Plaintiff’s patents. Plaintiff recently dismissed the lawsuit and re-filed against Paycom under her corporate Plaintiff entity, Pi-Net International Inc. The case is in its initial stages. No discovery has been undertaken. Recently, in a separate case by the same Plaintiff, two of the three patents alleged by Plaintiff have been determined to be invalid (Memorandum Opinion 5/14/2014 in Case No. Civ 12-282-SLR, Pi-Net International Inc. v. JPMorgan Chase & Co., U.S. Distr. Ct., District of Delaware). The law firm of Richards, Layton & Finger of Wilmington, DE has been hired to represent Paycom. Please contact Frederick Cotter at Richards, Layton & Finger for more information.